ASSET PURCHASE AGREEMENT


                                  By and Among


                               AFI MORTGAGE CORP.,

                                   as Seller,


                                       and


                         FIRST MORTGAGE INVESTMENT CO.,

                                    as Buyer





                             Dated February 4, 1997

                                TABLE OF CONTENTS

1.   SALE AND PURCHASE OF ASSETS......................................... 1
     ---------------------------
     1.1      Sale and Purchase of Assets................................ 1
              ---------------------------
     1.2      Purchase Price............................................. 1
              --------------
     1.3      Installment Payments on "Unlocked" Pipeline................ 2
              -------------------------------------------
     1.4      Assumption of Certain Obligations.......................... 3
              ---------------------------------

2.   LEASE OF PREMISES................................................... 3
     -----------------
     2.1      Lease Agreement............................................ 3
              ---------------

3.   LEASE OF FURNITURE, FIXTURES AND EQUIPMENT.......................... 3
     ------------------------------------------
     3.1      Lease of FF&E.............................................. 3
              -------------
     3.2      Purchase Option............................................ 3
              ---------------

4.   PURCHASE OF PRODUCTION PLATFORM..................................... 3
     -------------------------------
     4.1      Production Platform........................................ 3
              -------------------

5.   INDEMNIFICATION..................................................... 4
     ---------------
     5.1      Indemnification............................................ 4
              ---------------

6.   CLOSING............................................................. 4
     -------
     6.1      Date, Time, and Place of Closing........................... 4
              --------------------------------
     6.2      Deliveries by Seller....................................... 4
              --------------------
     6.3      Deliveries by Buyer........................................ 6
              -------------------

7.   REPRESENTATIONS, WARRANTIES, AND COVENANTS.......................... 6
     ------------------------------------------
     7.1      Representations, Warranties, and Covenants of Seller....... 6
              ----------------------------------------------------
              7.1.1    Organization, Standing and Corporate Power........ 6
                       ------------------------------------------
              7.1.2    Corporate Authorization........................... 6
                       -----------------------
              7.1.3    Conflicting Agreements; No Liens.................. 6
                       --------------------------------
              7.1.4    Consents.......................................... 6
                       --------
              7.1.5    Title to Assets; Lack of Encumbrances............. 7
                       -------------------------------------
              7.1.6    Business Expenses................................. 7
                       -----------------
              7.1.7    Delivery of Documents............................. 7
                       ---------------------
              7.1.8    Disclosure........................................ 7
                       ----------
              7.1.9    No Changes in Assets.............................. 7
                       --------------------
              7.1.10   Title and Condition of Assets..................... 7
                       -----------------------------
     7.2      Representations, Warranties, and Covenants of Buyer........ 7
              ---------------------------------------------------
              7.2.1    Organization, Standing and Corporate Power........ 7
                       ------------------------------------------
              7.2.2    Corporate Authorization........................... 8
                       -----------------------

              7.2.3    Disclosure................................... 8
                       ----------

8.     ADDITIONAL AGREEMENTS OF THE PARTIES......................... 8
       ------------------------------------
       8.1      Survival............................................ 8
                --------
       8.2      Payment of Costs.................................... 8
                ----------------
       8.3      Specific Performance................................ 8
                --------------------
       8.4      Additional Assurances............................... 8
                ---------------------
       8.5      Seller's Employees.................................. 8
                ------------------

9.     PRIOR TO CLOSING............................................. 9
       ----------------
       9.1      Access.............................................. 9
                ------
       9.2      Conduct of Business Pending Closing................. 9
                -----------------------------------
       9.3      Required Consents and Approvals.................... 10
                -------------------------------

10.    CLOSING CONDITIONS; RIGHT TO TERMINATE...................... 10
       --------------------------------------
       10.1     Conditions to Buyer's Obligations.................. 10
                ---------------------------------
       10.2     Conditions to Seller's Obligations................. 11
                ----------------------------------
       10.3     Right To Terminate................................. 11
                ------------------
       10.4      Post-Closing Obligations.......................... 11
                 ------------------------

11.    MISCELLANEOUS............................................... 12
       -------------
       11.1     Notices............................................ 12
                -------
       11.2     Time............................................... 12
                ----
       11.3     Law Governing...................................... 12
                -------------
       11.4     Confidentiality.................................... 12
                ---------------
       11.5     Publicity.......................................... 13
                ---------
       11.6     Expenses and Attorney Fees......................... 13
                --------------------------
       11.7     Entire Agreement; Amendments; Waivers.............. 13
                -------------------------------------
       11.8     Headings........................................... 13
                --------
       11.9     Incorporation of Exhibits and Schedules............ 13
                ---------------------------------------
       11.10    Binding Effect..................................... 13
                --------------
       11.11    Parties in Interest................................ 13
                -------------------
       11.12    Counterparts....................................... 13
                ------------

                                    EXHIBITS
                                    --------



                  Exhibit     Assets

                  Exhibit     Obligations

                  Exhibit     Lease Agreement

                  Exhibit  Furniture, Fixtures & Equipment

                  Exhibit  Letter of Intent

                            ASSET PURCHASE AGREEMENT
                            ------------------------



     THIS AGREEMENT, made and entered into the 4th day of February 1997, by and between FIRST MORTGAGE INVESTMENT CO., a Missouri corporation (hereinafter referred to as "Buyer"), and AFI MORTGAGE CORP., a Nebraska corporation, (hereinafter referred to as "Seller").

                                    Recitals
                                    --------

     WHEREAS, Seller is engaged in the business of soliciting, funding, and selling residential mortgage loans (the "Business").

     WHEREAS, Seller desires to sell to Buyer and Buyer desires to purchase from Seller, on the terms and conditions set forth below, the Mortgage Pipeline Loans (hereinafter referred to as the "Assets") of Seller, as defined in Section hereof.

     WHEREAS, Buyer desires to lease from Seller approximately Ten Thousand (10,000) square feet of space in the building owned by Seller, as more specifically described in Exhibit and certain office furniture and equipment, as described in Exhibit , all on the terms, considerations and conditions set forth in the Lease Agreement, Exhibit , attached hereto and incorporated herein by reference.

     NOW, THEREFORE, in consideration of the foregoing recitals and the covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                                    Agreement
                                    ---------

1. SALE AND PURCHASE OF ASSETS
   ---------------------------

     Sale and Purchase of Assets. Subject to the terms and conditions of this Agreement, Seller hereby agrees to sell, transfer, convey, assign, and deliver the Assets to Buyer or his assignee, and Buyer hereby agrees to purchase and acquire the Assets from Seller. As used in this Agreement, the term "Assets" shall mean Seller's mortgage loans and Seller's remote site contracts as more specifically described in Exhibit hereto; provided, however the Assets shall not include any contract not expressly being assumed by Buyer.

     Purchase Price. The purchase price for all of the Assets shall be fifty percent (50%) of the Net Profit of the Pipeline (the "Purchase Price"). The "Pipeline" shall mean all loans for which an application has been submitted as of the close of business on the day before Closing. The Purchase Price shall be paid as follows:

          1.2.1 A down payment on the Date of Closing equal to fifty percent (50%) of the Net Profit on the "locked" Pipeline. "Locked" Pipeline shall include those loans where the resale price of the Loan is committed to be paid by an independent party; and

          1.2.2 Fifty percent (50%) of the Net Profit on the "unlocked" Pipeline. "Unlocked" Pipeline shall include all loans which are not "locked" as defined above, which shall be paid on an installment basis as described in Section hereof.

"Net Profit" shall mean, for purposes of this Agreement, (i) the amount loaned to a customer of the Business plus all fees and points collected less (ii) the resale proceeds of the loan plus commissions and overages. Neither Buyer nor any assignee of Buyer's interest hereunder is assuming nor shall either be liable for any liabilities of Seller, including but not limited to:

          1.2.3 any national, state, or local taxes,

          1.2.4 any liability arising from or claimed to have arisen from the operation of the Business prior to the Closing Date, as such term is defined in Section (the "Closing Date"),

          1.2.5 any existing, pending, or threatened litigation against Seller, or

          1.2.6 any existing or future obligation or liability of Seller to any of its present or former employees for severance pay, back pay, benefits under any retirement, health insurance, savings, or other form of employee benefit plan, or otherwise, all of which obligations and liabilities Seller shall retain.

Seller shall pay all sales, use, stamp, and other transfer and excise taxes of any type arising out of the transaction contemplated hereunder, whether imposed on Seller or Buyer.

     1.3 Installment Payments on "Unlocked" Pipeline. Buyer shall pay to Seller its fifty percent (50%) of the Net Profit on any "unlocked" loans, which have been closed and funded during each calendar month following the Closing, within three (3) business days of the end of each calendar month. Such payment shall be made "plus or minus" any necessary adjustments, which shall include, but not be limited to, repricing or loan buy back. The installment payments shall continue until there are no loans left in the Pipeline, as defined in Section above.

     In the event the Net Profit for a given calendar month results in a loss which is the result of Seller's actions, Seller shall repay the Buyer one hundred percent (100%) of such loss amount, or if not repaid within five (5) business days of the date of demand, the Buyer shall have an express right of set-off against any other amounts Buyer may owe Seller under this or any other arrangement between the parties.

     1.4 Assumption of Certain Obligations. Buyer shall have the right, but not the obligation' to assume any or all of Seller's obligations described hereto on Exhibit , by delivering to Seller written notice of such election to assume any or all of such liabilities on or prior to the Closing Date. Failure by Buyer to give such written notice to Seller shall be deemed an election by Buyer not to assume any of such liabilities.

2. LEASE OF PREMISES.
   ------------------

     2.1 Lease Agreement. Buyer shall execute the Lease Agreement, Exhibit , attached hereto and incorporated herein by reference.

3. LEASE OF FURNITURE, FIXTURES AND EQUIPMENT
   ------------------------------------------

     3.1 Lease of FF&E. Buyer shall lease from Seller the furniture, fixtures and equipment, located on the Leased Premises, as defined in the Lease Agreement, and as more specifically described in Exhibit , attached hereto and incorporated herein by reference, for a term of three (3) months beginning February 3, 1997. The parties may extend the term of the lease for an additional thirty (30) day period upon the expiration of the initial term of the lease. In addition, either party may terminate this lease at any time by giving the other party thirty (30) days prior written notice. Buyer shall pay Seller, as rent, an amount equal to Fifteen Thousand Dollars ($15,000.00) per month. Each monthly payment set forth hereinabove shall be due and payable in advance on the third
(3rd) day of each month with the first payment due on February 3, 1997, and on the third (3rd) day of each and every month thereafter. All rent provided for in this Section shall be paid or mailed to AFI Mortgage Corp., 5425 Martindale Street, Shawnee Mission, Kansas 66218, or to such other payee or address as Seller may designate in writing to Buyer.

In the event the Seller fails to make any payments due pursuant to the underlying leases, as more specifically described in Exhibit hereto, and Buyer makes such payment on behalf of Seller, Buyer shall have an express right of set-off against any other amounts Buyer may owe Seller under this or any other arrangement between the parties.

     3.2 Purchase Option. The Seller grants to the Buyer the option to purchase the furniture, fixtures and equipment for an amount equal to the outstanding lease or at the appraised value, whichever is greater, at any time after ninety
(90) days from the date of this Agreement.

4. PURCHASE OF PRODUCTION PLATFORM
   -------------------------------

     4.1 Production Platform. In the event the transaction contemplated by the Letter of Intent, as shown in Exhibit , attached hereto and incorporated herein by reference, is not consummated, the Buyer agrees to purchase the Seller's Production Platform. For purposes of this

Agreement, the "Production Platform" shall mean all loans originated after February 1, 1997 which were sourced in one of the "remote sites" identified in Exhibit hereto and acquired by the Buyer under this Agreement. The purchase price for the Production Platform shall be one-eighth of a percent (.125%) of the gross principal amount of all loans in the Production Platform closed during the twelve month period beginning February 1, 1997 and ending February 1, 1998, excluding those loans already purchased by Buyer pursuant to this Agreement. Such amount is to be computed on a monthly basis. In no event shall the total purchase price exceed One Hundred Twenty-Five Thousand and No/100 Dollars ($125,000.00). The Buyer shall apply any amount of the purchase price due under this Section on a monthly basis against any amount Seller may owe Buyer pursuant to the Second Mortgage dated March, 1996 between FMIC, AFI and Advanced Financial, Inc.

5. INDEMNIFICATION
   ---------------

     5.1 Indemnification. In the event either party breaches (or in the event any third party alleges facts that, if true, would mean the party had breached) (the "Indemnifying Party") any of its representations, warranties, and covenants contained in this Agreement, and, if there is an applicable survival period pursuant to Section hereof, provided that the party suffering any Adverse Consequences, the "Indemnified Party," makes a written claim for indemnification against the Indemnifying Party, the Indemnifying Party agrees to indemnify the Indemnified Party from and against the entirety of any Adverse Consequences the Indemnified Party may suffer through and after the date of the claim for indemnification (including any Adverse Consequences the party may suffer after the end of any applicable survival period) resulting from, arising out of, relating to, in the nature of, or caused by misrepresentation or breach (or alleged misrepresentation or breach). "Adverse Consequences" shall mean any actions, suites, proceedings, hearings, investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, damages, dues, penalties, fines, costs, amounts paid in settlement, liabilities, obligations, taxes, liens, losses, expenses, and fees, including court costs and reasonable attorneys' fees and expenses.

6. CLOSING
   -------

     6.1 Date, Time, and Place of Closing. The closing shall take place at the offices of Shughart Thomson & Kilroy, P.C., Twelve Wyandotte Plaza, 120 West 12th Street, Kansas City, Missouri on such date or time or at such other place as Buyer and Seller may agree in writing (the "Closing Date").

     6.2 Deliveries by Seller. At the closing, Seller shall deliver to Buyer:

          6.2.1 Seller shall transfer to Buyer all current files, books, records, accounts receivable records, lists, catalogs, sales promotion literature, customer and investor lists, employee files, contract files and other business information and documents used by Seller in connection with the Assets.

          6.2.2 Seller shall transfer to Buyer any deposit funds held by Seller for appraisal fees, credit reports or commitment fees collected in connection with any of the Assets purchased by and assigned to Buyer.

          6.2.3 Seller shall deliver duly executed (and acknowledged where appropriate) assignments, bills of sale, and other appropriate instruments of transfer as are, in the opinion of counsel for Buyer, effective to vest in Buyer good and indefeasible title to all of the Assets.

          6.2.4 The opinion of Erickson & Sederstrom, P.C., counsel to Seller, dated the Closing Date, in form and substance reasonably satisfactory to Buyer, to the effect that:

               (a) Seller is a corporation duly organized and validly existing in good standing under the laws of Nebraska, and is duly qualified and in good standing to transact business as a foreign corporation in all jurisdictions where such qualification is required by reason of the transaction of business in such jurisdiction by Seller or the ownership of property in such jurisdiction by Seller, except where the failure to so qualify would not, individually or in the aggregate, have a material adverse effect on Seller or on the conduct of the Business;

               (b) Seller has duly executed this Agreement and Seller is bound by the terms of this Agreement in accordance with its terms except as the same may be limited by any applicable bankruptcy, insolvency, reorganization, or other laws relating to or affecting creditors' rights generally and general principles of equity;

               (c) all necessary corporate actions have been taken to duly authorize the execution, delivery, and performance of this Agreement by Seller;

               (d) no approval of any court, governmental agency (other than those described in such opinion which have been obtained and are then in effect) or, to the knowledge of such counsel, other person, firm, or other entity is required in order that this Agreement may be lawfully and validly consummated;

               (e) neither the execution and delivery of this Agreement nor the performance hereof in accordance with its terms is restricted by or in violation of the terms of Seller's articles or certificate of incorporation, bylaws, or other charter documents or of any contract, mortgage, indenture, order, decree, or other contractual obligation of Seller, as regarding consent to transfer or to which Seller or any of the Assets may be subject; and

               (f) the instruments of transfer delivered to Buyer by the Seller are sufficient in form to convey to Buyer good and merchantable title to all of the Assets conveyed thereby.

          6.2.5 A detailed list and description of all furniture, fixtures and equipment, Exhibit , to be leased by Buyer pursuant to this Agreement; and

          6.2.6 All termination statements and other form of lien releases, duly executed and in form and substance satisfactory to Buyer, required to terminate and release all security interests and liens on the Assets.

     6.3 Deliveries by Buyer. At the Closing, Buyer shall deliver to seller:

          6.3.1 A check payable to Seller in the amount of the Purchase Price, net of any amounts assumed by Buyer pursuant to Section .

          6.3.2 Lease Agreement, substantially in the form of Exhibit hereto.


7. REPRESENTATIONS, WARRANTIES, AND COVENANTS

     7.1 Representations, Warranties, and Covenants of Seller. Seller hereby represents, warrants, and agrees to and with Buyer as follows:

          7.1.1 Organization, Standing and Corporate Power. Seller is a corporation, duly organized, validly existing and in good standing under the laws of its state of incorporation, with all requisite corporate power and authority to carry on its business as now conducted, to own the Assets, and to execute, deliver and perform this Agreement.

          7.1.2 Corporate Authorization. The execution, delivery and performance of this Agreement and the consummation of the transaction contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of Seller, and this Agreement is a valid and legally binding obligation of Seller, enforceable in accordance with its terms.

          7.1.3 Conflicting Agreements; No Liens. Neither the execution and delivery of this Agreement by Seller nor the fulfillment of or compliance with the terms or provisions hereof will result in a breach of the terms, conditions or provisions of or constitute (whether or not with the giving of notice or lapse of time, or both) a default under or result in a violation of the charter or by-laws of Seller or any agreement, contract, instrument, order, judgment or decree to which Seller is a party or by which it is bound, or violate any provision of any applicable law, statute, rule or regulations or any order, decree, writ or injunction of any court of governmental body, or result in the creation of any charge, lien, restriction, security interest or other encumbrance of any nature whatsoever on any of the Assets, or impose a condition on or render void or ineffective the sale or assignment to Buyer of any of the Assets. On the Closing Date, none of the Assets will be subject to any lien, charge, mortgage, security interest, or encumbrance.

          7.1.4 Consents. No consent form, or other approval of, any court, governmental body or any other person is necessary in connection with the execution, delivery or performance of this Agreement by Seller, other than consents and approvals which have already been obtained, and other than the approval of the Bankruptcy Court, and the consummation of the transactions contemplated by this Agreement will not require the approval of any entity or person in order to prevent the termination of any right, privilege, license or agreement of Seller which is necessary for the conduct of the Seller's Business.

          7.1.5 Title to Assets; Lack of Encumbrances. Seller has and will deliver to Buyer good and marketable title to (or, in the case of leased property, valid leasehold interests in), all of the Assets, real and personal, tangible and intangible, free and clear of all liens, mortgages and other encumbrances and claims of any kind or character, except, in the case of the leasehold, the rights of the Lessor.

          7.1.6 Business Expenses. Seller shall pay all expenses attributable to the Business through the Closing Date, including, but not limited to, payment of salaries and loan officers' commissions, health insurance, social security taxes and other such expenses.

          7.1.7 Delivery of Documents. True copies of all written instruments listed on the Exhibits hereto have been made available to Buyer. Seller also has made and will continue to make available to Buyer all books and records (if any) retained by Seller and relating to the Business.

          7.1.8 Disclosure. None of the representations or warranties in this Agreement, in any document, written statement, certificate or schedule furnished or to be furnished to Buyer pursuant to this Agreement or in connection with the transactions contemplated hereby contains or will contain any untrue statement of any material fact, or omits or will omit to state any material fact necessary to make the statement of facts contained therein not misleading.

          7.1.9 No Changes in Assets. Seller has not

               (a) sold, leased, mortgaged, pledged, hypothecated, transferred, or disposed of any of the Assets; or

               (b) suffered any material adverse change in the Assets.

          7.1.10 Title and Condition of Assets. Seller has good and merchantable title to all of the Assets.

     7.2 Representations, Warranties, and Covenants of Buyer. Buyer represents, warrants, and agrees to and with Seller as follows:

          7.2.1 Organization, Standing and Corporate Power. Buyer is a corporation, duly organized, validly existing and in good standing under the laws of the State of Missouri, with all requisite corporate power and authority to execute, deliver and perform this Agreement.

          7.2.2 Corporate Authorization. The execution, delivery and performance of this Agreement and the consummation of the transaction contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of Buyer, and this Agreement is a valid and legally binding obligation of Buyer, enforceable in accordance with its terms.

          7.2.3 Disclosure. None of the representations or warranties in this Agreement, in any document, written statement, certificate or schedule furnished or to be furnished to Seller pursuant to this Agreement or in connection with the transactions contemplated hereby contains or will contain any untrue statement of any material fact, or omits or will omit to state any material fact necessary to make the statement of facts contained therein not misleading.


8. ADDITIONAL AGREEMENTS OF THE PARTIES
   ------------------------------------

     8.1 Survival. The representations and warranties of the parties herein and all agreements assumed or undertaken pursuant to this Agreement shall survive the closing, any investigation by or on behalf of any party to this Agreement, and the delivery of transfer documents contemplated hereby; provided, however, such representations and warranties shall expire and be of no further force and effect following a period commencing on the Closing Date and ending five (5) years from the Closing Date.

     8.2 Payment of Costs. Buyer and Seller shall share on a 50/50 basis all costs and expenses incurred or to be incurred in negotiating and preparing this Agreement and in closing and carrying out the transactions contemplated by this Agreement.

     8.3 Specific Performance. Seller acknowledges that the Assets to be sold and delivered to Buyer pursuant to this Agreement are unique and that Buyer may have no adequate remedy at law if any party shall fail to perform any of its obligations under this Agreement. ln such event, Buyer shall have the right, in addition to any other rights and remedies it may have at law or in equity, to specific performance of this Agreement.

     8.4 Additional Assurances. Each party hereto agrees to promptly execute, acknowledge, and deliver to any other party hereto, on or after the Closing Date, such additional deeds, bills of sale, assignments, documents, certificates, instruments, or agreements and to promptly take such other action as the party requesting the same may reasonably request in order to more fully effectuate and consummate the transactions contemplated by this Agreement and the transfer of and payment for the Assets.

     8.5 Seller's Employees. Buyer does not promise to employ any of the current employees of Seller. Seller shall preserve and make available to Buyer the personnel files on each of Seller's employees who are employed by Buyer.

9. PRIOR TO CLOSING
   ----------------

     9.1 Access. During the period from the date of this Agreement to the Closing Date, Seller shall cause Buyer to be given free access to the Assets and to Seller's offices and other premises, records, files, books of account, contracts, commitments, insurance policies, surety bonds, leases, and copies of tax returns of Seller for the purpose of conducting an investigation of the Assets through Buyer's employees or agents, independent public accountants, outside business consultants, and attorneys; provided, however, that such investigation shall be conducted in a manner that does not unreasonably interfere with Seller's normal operations and employee relationships. Seller shall cause its personnel to assist Buyer in making such investigation and shall cause its counsel, accountants, employees, and other representatives to be available to Buyer for such purposes. During such investigation, Buyer shall have the right to make copies of such records, files, and other materials as it may deem advisable. If the transactions contemplated by this Agreement are not consummated as provided herein, Buyer and its representatives shall treat all information obtained in such investigation and not otherwise known to Buyer, or already in the public domain, as confidential shall return to Seller all copies made by Buyer and its representatives of material belonging to Seller and shall not use any such information for any purpose whatsoever.

     9.2 Conduct of Business Pending Closing. During the period from the date hereof to the Closing Date, Seller shall conduct its Business operations with respect to the Assets according to its ordinary and usual course of business and shall maintain its records and books of account in a manner that fairly reflects its financial transactions with respect to the Assets. Seller agrees that during such period it shall not, in its operation of the Assets, without the written consent of Buyer:

          9.2.1  Pay  or  incur  any   obligation  or  liability,   absolute  or
contingent, other than current liabilities incurred in the ordinary and usual course of business;

          9.2.2 Mortgage, pledge, or, other than in the ordinary and usual course of the Business, subject to lien or other encumbrance any of the Assets;

          9.2.3 Except in the ordinary and usual course of the Business, sell, or transfer any of its properties or assets or cancel, release, or assign any indebtedness owed to it or any claims held by it;

          9.2.4 Make any material change or decrease in its Business insurance, advertising, or employment commitments or arrangements, or enter into or amend

               (a) Any contract for the purchase of supplies or inventory other than such contracts incurred in the ordinary and usual course of business;

               (b) Any employment, management, or consultation agreement;

               (c) Any lease, license, royalty, or union agreement; or

               (d) Any other agreement not in the ordinary and usual course of business; or

          9.2.5 Enter into any transaction or agreement or take any other action which would, if effected prior to the Closing Date, constitute a breach of any of the representations, warranties, or covenants contained in this Agreement.

     9.3 Required Consents and Approvals. The Seller shall obtain all necessary consents and approvals in order to enable Seller to assign and transfer to Buyer the Assets.

10. CLOSING CONDITIONS; RIGHT TO TERMINATE
    --------------------------------------

     10.1 Conditions to Buyer's Obligations. Each and every obligation of Buyer to Seller hereunder to be performed on the Closing Date shall be subject to the satisfaction of each of the following conditions, occurrence of which may, except for approvals and consents required by laws, at the option of Buyer, be waived:

          10.1.1 The representations and warranties of Seller contained in this Agreement shall all be true in all material respects on or as of the Closing Date, with the same effect as though such representations and warranties had been made or given on and as of the Closing Date;

          10.1.2 The Assets, taken as a whole, shall not have been materially adversely affected in any way as a result of fire, explosion, earthquake, disaster, accident, any action of any governmental authority, flood, storms, embargo, riot, civil disturbance, uprising activity of armed forces, or acts of God or public enemies;

          10.1.3 Seller shall have performed and complied in all material respects with all of its obligations under this Agreement which are to be performed or complied with by it prior to or on the Closing Date;

          10.1.4 There shall not be pending or threatened any litigation challenging the lawfulness of the transactions contemplated hereby or seeking to enjoin or restrain the consummation of this Agreement;

          10.1.5 Seller shall have obtained (and Seller hereby agrees to exert reasonable efforts to obtain) the valid consent of all parties whose consent is required to the transfer and assumption of any contracts, leases or other Assets where the failure to obtain such consent would have a material adverse effect on the intended business of Buyer or its assignee;

          10.1.6 Seller shall have delivered all documents required to be delivered by it to Buyer at the Closing;

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

          10.1.7 Buyer and its counsel shall be reasonably satisfied that all of the foregoing conditions have occurred and are continuing; and

     10.2 Conditions to Seller's Obligations. Each and every obligation of Seller to be performed on the Closing Date shall be subject to the satisfaction of each of the following conditions, occurrence of which may, except for approvals and consents required by law, at the option of Seller, be waived:

          10.2.1 The representations and warranties of Buyer contained in this Agreement shall all be true in all material respects on or as of the Closing Date, with the same effect as though such representations and warranties had been made or given on and as of the Closing Date;

          10.2.2 Buyer shall have performed and complied with all of its obligations to Seller which are to be performed or complied with by it prior to or on the Closing Date;

          10.2.3 There shall not be pending or threatened any litigation challenging the lawfulness of the transactions contemplated hereby or seeking to enjoin or restrain the consummation of this Agreement;

          10.2.4 Buyer shall have delivered all documents required to be delivered by it to Seller pursuant to this Agreement at the Closing; and

     10.3 Right To Terminate. If each of the conditions set forth above shall not have occurred and be continuing (for any reason other than default by a party) and if the transactions contemplated by this Agreement shall not have been consummated on or before the Closing Date, either Buyer or Seller shall have the right to terminate this Agreement at any time thereafter without liability to any other party hereto.

     10.4 Post-Closing Obligations. At all times following the Closing Time, Seller shall promptly deliver to Buyer any payments received by Seller in the form so received on account or with respect to any of the receivables, accounts, or other assets being purchased by Buyer hereunder, with such endorsements or other signatures as may be reasonably requested by Buyer in order for Buyer to promptly realize payment of such items.

In addition, Seller agrees to pay to Buyer for providing Post-Closing Services on loans that have been closed by Seller, an amount equal to Four Thousand and No/100 Dollars ($4,000.00) which shall be netted against the final payment to Buyer of the outstanding Mortgage Pipeline Loans. For purposes of this Section, "Post-Closing Services" shall include all the required procedures to deliver loans to third party investors until the loan is funded by such investor and all procedures required to complete all quality control procedures necessary to have a completed loan as required by investor guidelines.

11. MISCELLANEOUS
    -------------

     11.1 Notices. Any notices or other communications required or permitted hereunder shall be in writing, and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the fifty (5th) day after mailing if mailed to the party to whom notice is to be given by first class mail, or upon delivery if by registered mail, return receipt requested, postage prepaid and properly addressed as follows:

            If to Seller:                  AFI Mortgage Corp.
                                           5425 Martindale Street
                                           Shawnee Mission, Kansas 66218

                         With copy to:     Erickson & Sederstrom, P.C.
                                           Regency Westpointe
                                           10330 Regency Parkway Drive
                                           Suite 100
                                           Omaha, Nebraska 68114-3761
                                           Attn:  Mark Peterson

            If to Buyer:                   First Mortgage Investment Co.
                                           5225 West 75th Street
                                           Prairie Village, Kansas 66208

                         With copy to:     Shughart Thomson & Kilroy, P.C.
                                           Twelve Wyandotte Plaza
                                           120 West 12th Street
                                           Suite 1600
                                           Kansas City, Missouri 64105
                                           Attn: Steven H. Goodman

Any party may change the address to which notices and other communications hereunder are to be delivered by giving the other party notice in the manner herein set forth.

     11.2 Time. Time is of the essence of this Agreement.

     11.3 Law Governing. This Agreement shall be construed in accordance with and governed by the laws of the State of Kansas.

     11.4 Confidentiality. Except as may be required to comply with applicable law and regulations or to obtain required regulatory approvals to consummate this transaction, the parties hereto shall each use their best efforts to keep confidential any and all information relating to this transaction and to one another and will instruct their officers, employees and other representatives having access to such information of such obligations of confidentiality. In the event the transactions contemplated herein are not consummated, each of the parties hereto shall return all documents, including any copies thereof, to the party which provided the same.

     11.5 Publicity. Each party hereto will advise, confer with and obtain the prior written consent of the other, prior to the issuance of any reports, statements or releases to the media or otherwise pertaining to this transaction or the implementation thereof.

     11.6 Expenses and Attorney Fees. Except to the extent otherwise provided in this Agreement, each party shall be responsible for all expenses and attorney's fees incurred by it in performing its obligations under this Agreement. In the event of any suit, action or proceeding brought by any party for the breach of any term hereof, or to enforce any provisions hereof, the prevailing party shall be entitled to reasonable attorney's fees in addition to court costs and other expenses of litigation as allowed by law.

     11.7 Entire Agreement; Amendments; Waivers. This Agreement (including the documents referred to herein) constitutes the entire Agreement between the Parties and supersedes any prior understandings, agreements, or representations by or between the Parties, written or oral, to the extent they related in any way to the subject matter hereof. No supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the parties to be bound hereby. No waiver of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

     11.8 Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

     11.9 Incorporation of Exhibits and Schedules. The Exhibits and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

     11.10 Binding Effect. All of the terms and provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective transferees, successors and assigns. No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other party.

     1.11 Parties in Interest. Notwithstanding any other provision of this Agreement, this Agreement shall not create any rights or benefits on behalf of any employee, creditor, third party or other person, and this Agreement shall be effective only as to the parties hereto, their successors and assigns.

     11.12 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same instruments.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on their behalf on the date first above written.



                                      AFI MORTGAGE CORP., as Seller


ATTEST:
                                     By:
                                        ---------------------------------------

-------------------------            Name:
Secretary                                  ------------------------------------

                                     Title:
                                           ------------------------------------



                                     FIRST MORTGAGE INVESTMENT CO., as Buyer


ATTEST:
                                     By:
                                         --------------------------------------
-------------------------            Name:
Secretary                                  ------------------------------------

                                     Title:
                                            -----------------------------------

                                   EXHIBIT 1.1

                                     ASSETS


1.   All mortgage pipeline loans.

2. All rights to the remote site contracts, including all information necessary to operate the remote site computer network.

                                   EXHIBIT 1.4

                                   OBLIGATIONS


None.

                                   EXHIBIT 2.1

                                 LEASE AGREEMENT

                                   EXHIBIT 3.1

                         FURNITURE, FIXTURES & EQUIPMENT

                                   EXHIBIT 4.1

                                LETTER OF INTENT